UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03630)

Exact name of registrant as specified in charter:	Putnam California Tax Exempt Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2017

Date of reporting period:	October 1, 2016 — March 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam California Tax Exempt Income Fund

Semiannual report
3 | 31 | 17

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PCTEX

Putnam
California Tax Exempt
Income Fund

Semiannual report
3 | 31 | 17

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk (including perceptions about default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Single-state investments are at risk of common economic forces and other factors affecting a state’s tax-exempt investments. This may result in greater losses and volatility. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. You can lose money by investing in the fund.

Message from the Trustees

May 12, 2017

Dear Fellow Shareholder:

The early months of 2017 have been generally positive for investor sentiment and financial market performance. Many market indexes have achieved new record highs with relatively low volatility, in contrast to the bouts of uncertainty and turbulence that tested global financial markets in 2016. It is worth noting, however, that the exuberance that greeted the new year calmed somewhat as investors reconsidered a number of ongoing macroeconomic and political risks. In addition, many bond investors remained cautious as the potential for inflation increased.

As always, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your goals, we also believe it is a good idea to speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to announce the arrival of Catharine Bond Hill and Manoj P. Singh to your fund’s Board of Trustees. Dr. Hill and Mr. Singh bring extensive professional and directorship experience to their role as Trustees, and we are pleased to welcome them.

Thank you for investing with Putnam.

There’s an old adage in investing: “It’s not how much you make that matters, it’s how much you keep.” That’s particularly true when it comes to the fixed-income markets and the impact that taxes can have on your investment. The good news is that, unlike Treasuries or corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes. Moreover, California residents generally pay no state income taxes on the distributions paid by municipal bonds issued in the Golden State. That can make municipal bonds particularly attractive to investors subject to higher personal income tax rates.

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Source: Putnam, as of 3/31/17. Past performance is no guarantee of future results. Yields for Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, the Bloomberg Barclays U.S. Credit Index, and the Bloomberg Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable-equivalent yield and annual after-tax income are based on a 43.40% federal income tax rate. This rate reflects the American Taxpayer Relief Act of 2012 and includes the 3.80% Medicare surtax.

Source: Moody’s, U.S. Municipal Bond Defaults and Recoveries, 1970–2015 (May 2016).
Most recent data available.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 9–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/17. See above and pages 9–10 for additional fund performance information. Index descriptions can be found on page 13.

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Paul holds a B.A. from Suffolk University. He has been in the investment industry since he joined Putnam in 1989.

Garrett holds an M.S. in Investment Management from Boston University and a B.S. in International Business Administration from Southern New Hampshire University. He joined Putnam in 2016 and has been in the investment industry since 2006.

Paul, how was the market environment for municipal bonds during the reporting period?

Weaker supply/demand dynamics, higher interest rates, and President Trump’s pro-growth agenda weighed on the performance of municipal bonds, despite a rally in the second half of the period. From October to December, municipal bond prices fell and their yields moved higher in response to slowing demand and record new-issue supply. The spike in issuance was due in part to the decision by many issuers to move their municipal bond offerings ahead of the U.S. presidential election and a potential year-end interest-rate hike by the Federal Reserve, which occurred on December 14. As a result, 2016 proved to be a record-setting year for municipal bond issuance.

On the demand side, mutual fund outflows, a measure of investor demand, increased following the presidential election. This was notable as fund flows were strongly positive for most of 2016. As investors moved into a more optimistic “risk on” posture, they transferred assets into more economically sensitive investments or higher-risk assets, such as

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Allocations are shown as a percentage of the fund’s net assets as of 3/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 3/31/17. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

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stocks. In our view, municipal bonds appeared to be pricing in President Trump’s economic stimulus agenda, which many economists believe could lead to improved growth, higher deficits, and possibly an uptick in inflation. We believe the uncertainty around U.S. income tax policy changes for individuals and corporations was an additional headwind for the asset class post-election.

From January to March 2017, investor sentiment improved, especially for higher-yielding municipal bonds. The pace of new issuance was generally light, and demand slightly outpaced supply — contributing to rising prices and a narrowing of credit spreads between BBB-rated and AAA-rated bonds. [Credit spreads reflect the difference in yield between higher- and lower-quality municipal bonds.] Viewed in a longer-term context, the tighter spreads seemed relatively fair to us, especially considering that defaults among municipal issuers remained low and isolated.

With an unemployment rate below 5%, consumer and business confidence rising, and the U.S. economic backdrop improving, the Fed announced another interest-rate hike on March 15, 2017. In its assessment of inflation, the Fed was attuned to the pace of growth outside the United States and how it may shape future policy decisions. However, while global growth has improved, foreign central bankers appear committed to more-accommodative monetary policies that allow their recoveries more room to run at this time, in our view.

For the six months ended March 31, 2017, the Bloomberg Barclays Municipal Bond Index, the fund’s benchmark index, declined 2.10%, underperforming the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index, which returned 0.19%. Municipal bonds with longer maturities underperformed those with shorter maturities.

How did the fund perform?

For the six months ended March 31, 2017, the fund underperformed its benchmark index but outperformed its Lipper peer group average.

What was your investment approach in this environment?

Given the market backdrop, many of our investment themes remained in place. The fund’s duration positioning, or interest-rate sensitivity, remained slightly below the median of the Lipper peer group. We maintained overweight exposure, relative to the benchmark index, to municipal bonds rated BBB, and we placed a greater focus on investment-grade land development (land secured), essential service utilities, and continuing-care retirement community bonds relative to the Lipper group. Also, we maintained an underweight position in Puerto Rico-based issuers relative to the fund’s Lipper peers.

At period-end, we maintained a slightly lower duration position and a somewhat higher cash allocation to help insulate the portfolio from any market pressure from future Fed rate hikes.

What is your current assessment of the potential for tax reform, and how might you steer the fund given that possibility?

Tax reform is one of the main policy agenda items for the new administration. President Trump is seeking to lower overall individual tax rates as well as corporate tax rates, but final details are pending. And, as one of my colleagues mentioned, details matter in legislation. We have not seen any major tax reform in over 30 years, and we believe it will continue to be difficult to achieve today given the competing demands on the current administration.

In sum, we believe it is too early to boldly position the fund in anticipation of tax reform. That said, we are taking some limited steps to protect the fund by focusing a little more on municipal bonds with 20-year maturities versus

California Tax Exempt Income Fund 7

the 30-year maturities. We continue to closely monitor tax policy developments in Washington to see if tax reform materializes, and how it may shape the outlook for municipal bonds.

What are your thoughts about Fed policy in 2017?

We anticipate a continuation of slow, steady improvement in U.S. and global economic growth in the year ahead. The global growth environment continues to be positive, in our view, and we are encouraged by the breadth of the growth. At present, the market appears to be pricing in one to two additional Fed tightenings this year, which we believe is plausible given current market conditions.

The market also appears to be focused on how much fiscal stimulus might come from the new administration, and how those initiatives will affect the pulse of the U.S. economy. Should additional stimulus augment U.S. growth, we believe the Fed might be inclined to tighten a little faster, or, conversely, tighten more slowly if fiscal policy proves less stimulative.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 California Tax Exempt Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (4/29/83)
Before sales charge	6.29%	49.97%	4.14%	19.55%	3.64%	11.89%	3.82%	–0.04%	–2.74%

After sales charge	6.16	43.97	3.71	14.77	2.79	7.42	2.41	–4.04	–6.63

Class B (1/4/93)
Before CDSC	6.07	42.57	3.61	15.84	2.98	9.79	3.16	–0.79	–3.05

After CDSC	6.07	42.57	3.61	13.86	2.63	6.79	2.21	–5.62	–7.83

Class C (7/26/99)
Before CDSC	5.44	38.60	3.32	14.84	2.81	9.21	2.98	–0.95	–3.22

After CDSC	5.44	38.60	3.32	14.84	2.81	9.21	2.98	–1.91	–4.18

Class M (2/14/95)
Before sales charge	5.90	45.67	3.83	17.78	3.33	10.84	3.49	–0.45	–3.00

After sales charge	5.80	40.93	3.49	13.95	2.65	7.23	2.36	–3.68	–6.15

Class Y (1/2/08)
Net asset value	6.35	53.28	4.36	20.80	3.85	12.58	4.03	0.06	–2.63

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

California Tax Exempt Income Fund 9

Comparative index returns For periods ended 3/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Bloomberg Barclays
Municipal Bond Index	6.67%	52.74%	4.33%	17.31%	3.24%	11.03%	3.55%	0.15%	–2.10%

Lipper California
Municipal Debt Funds	6.34	47.67	3.96	21.01	3.87	12.85	4.10	–0.29	–3.06
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/17, there were 119, 118, 114, 98, 83, and 3 funds, respectively, in this Lipper category.

Fund price and distribution information For the six month period ended 3/31/17

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	6		6	6	6		6

Income[1]	$0.139316		$0.113844	$0.107575	$0.127950		$0.147992

Capital gains[2]	—		—	—	—		—

Total	$0.139316		$0.113844	$0.107575	$0.127950		$0.147992

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

9/30/16	$8.39	$8.74	$8.38	$8.44	$8.37	$8.65	$8.41

3/31/17	8.02	8.35	8.01	8.06	7.99	8.26	8.04

	Before	After	Net	Net	Before	After	Net
Current rate	sales	sales	asset	asset	sales	sales	asset
(end of period)	charge	charge	value	value	charge	charge	value

Current dividend
rate[3]	3.17%	3.04%	2.54%	2.37%	2.90%	2.80%	3.38%

Taxable equivalent[4]	6.46	6.19	5.18	4.83	5.91	5.71	6.89

Current 30-day
SEC yield[5]	N/A	1.95	1.41	1.26	N/A	1.70	2.25

Taxable equivalent[4]	N/A	3.97	2.87	2.57	N/A	3.46	4.59

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 50.93% federal and state combined tax rate for 2017. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 California Tax Exempt Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal
year ended 9/30/16*	0.73%	1.36%	1.51%	1.01%	0.51%

Annualized expense ratio for the six-month
period ended 3/31/17	0.74%	1.37%	1.52%	1.02%	0.52%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/16 to 3/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.64	$6.73	$7.46	$5.01	$2.56

Ending value (after expenses)	$972.60	$969.50	$967.80	$970.00	$973.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

California Tax Exempt Income Fund 11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/17, use the following calculation method. To find the value of your investment on 10/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.73	$6.89	$7.64	$5.14	$2.62

Ending value (after expenses)	$1,021.24	$1,018.10	$1,017.35	$1,019.85	$1,022.34

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 California Tax Exempt Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2017, Putnam employees had approximately $486,000,000 and the Trustees had approximately $137,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 California Tax Exempt Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

California Tax Exempt Income Fund 15

The fund’s portfolio 3/31/17 (Unaudited)

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	FNMA Coll. Federal National Mortgage
AGC Assured Guaranty Corp.	Association Collateralized
AGM Assured Guaranty Municipal Corporation	G.O. Bonds General Obligation Bonds
AMBAC AMBAC Indemnity Corporation	NATL National Public Finance Guarantee Corp.
BAM Build America Mutual	Radian Insd. Radian Group Insured
COP Certificates of Participation	U.S. Govt. Coll. U.S. Government Collateralized
FGIC Financial Guaranty Insurance Company	VRDN Variable Rate Demand Notes, which are floating-
FHL Banks Coll. Federal Home Loan Banks	rate securities with long-term maturities that carry
System Collateralized	coupons that reset and are payable upon demand
FHLMC Coll. Federal Home Loan Mortgage	either daily, weekly or monthly. The rate shown is the
Corporation Collateralized	current interest rate at the close of the reporting period.

MUNICIPAL BONDS AND NOTES (98.3%)*	Rating**	Principal amount	Value

California (95.5%)

ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds

(Sharp Hlth. Care), 6.25%, 8/1/39	Aa3	$14,000,000	$15,413,580

(Episcopal Sr. Cmntys.), 6.125%, 7/1/41	BBB+/F	2,045,000	2,242,813

(Episcopal Sr. Cmntys.), Ser. A, 5.00%, 7/1/42	BBB+/F	700,000	739,522

(O’Connor Woods), 5.00%, 1/1/33	AA–	2,300,000	2,618,872

ABAG Fin. Auth. Non-Profit Corps Insd. Sr. Living Rev.
Bonds (Odd Fellows Home of CA), Ser. A

5.00%, 4/1/42	AA–	1,000,000	1,110,040

5.00%, 4/1/32	AA–	3,000,000	3,391,590

Alameda Cnty., Joint Pwrs. Auth. Lease Rev. Bonds
(Multiple Cap.), Ser. A, 5.00%, 12/1/34	Aa1	4,960,000	5,650,531

Alameda, Corridor Trans. Auth. Rev. Bonds

Ser. B, 5.00%, 10/1/37	BBB+	1,750,000	1,938,038

Ser. B, AGM, 5.00%, 10/1/37	AA	450,000	502,943

Ser. A, AMBAC, zero %, 10/1/19	BBB+	365,000	341,684

Ser. A, AMBAC, U.S. Govt. Coll., zero %, 10/1/19
(Escrowed to maturity)	Aaa	4,635,000	4,502,346

Anaheim, Pub. Fin. Auth. Rev. Bonds

(Elec. Syst. Distr. Fac.), Ser. A, 5.375%, 10/1/36	Aa3	3,000,000	3,392,490

Ser. A, 5.00%, 5/1/46	AA–	2,500,000	2,784,400

Ser. A, 5.00%, 5/1/39	AA–	1,000,000	1,118,460

Arcadia, Unified School Dist. G.O. Bonds (Election
of 2006), Ser. A, AGM

zero %, 8/1/41	Aa1	7,680,000	2,329,882

zero %, 8/1/40	Aa1	10,160,000	3,244,698

zero %, 8/1/18	Aa1	1,500,000	1,418,280

Bay Area Toll Auth. of CA Mandatory Put Bonds
(4/2/18), Ser. B, 1.50%, 4/1/47	AA	1,040,000	1,042,330

Bay Area Toll Auth. of CA Rev. Bonds

Ser. S-6, 5.00%, 10/1/54	AA–	8,650,000	9,504,274

Ser. F-1, 5.00%, 4/1/54	AA	14,330,000	15,924,356

16 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

California cont.

CA Hlth. Fac. Fin. Auth. Rev. Bonds

(Providence Hlth. & Svcs.), Ser. C, 6.50%, 10/1/38
(Prerefunded 10/1/18)	AAA/P	$100,000	$108,108

(Adventist Hlth. Syst.-West), Ser. A, 5.75%, 9/1/39
(Prerefunded 9/1/19)	A	10,500,000	11,666,445

(Stanford Hosp.), Ser. A-2, 5.25%, 11/15/40	Aa3	1,000,000	1,125,070

(Scripps Hlth.), Ser. A, 5.00%, 11/15/40	AA	1,500,000	1,669,245

(Cedars Sinai Med. Ctr.), 5.00%, 8/15/39
(Prerefunded 8/15/19)	Aa3	5,400,000	5,897,394

(Scripps Hlth.), Ser. A, 5.00%, 11/15/32	AA	1,000,000	1,117,000

CA Muni. Fin. Auth. Rev. Bonds

(U. of La Verne), Ser. A, 6.25%, 6/1/40	A3	4,000,000	4,539,600

(Emerson College), 6.00%, 1/1/42	BBB+	1,000,000	1,134,390

(Biola U.), 5.875%, 10/1/34	Baa1	12,470,000	12,923,285

(Biola U.), 5.80%, 10/1/28	Baa1	220,000	229,964

(Eisenhower Med. Ctr.), Ser. A, 5.75%, 7/1/40	Baa2	9,000,000	9,711,810

(Emerson College), 5.75%, 1/1/33	BBB+	1,000,000	1,133,340

(Cmnty. Med. Ctr.), Ser. A, 5.00%, 2/1/42	A–	3,400,000	3,708,380

(Cmnty. Med. Ctr.), Ser. A, 5.00%, 2/1/37	A–	1,000,000	1,097,550

(Cmnty. Med. Ctr.), Ser. A, 5.00%, 2/1/36	A–	1,800,000	1,978,686

(Loma Linda U.), 5.00%, 4/1/28	A	2,000,000	2,001,180

CA Muni. Fin. Auth. Sr. Living Rev. Bonds (Pilgrim
Place Claremont), Ser. A, 6.125%, 5/15/39
(Prerefunded 5/15/19)	AA–	3,000,000	3,317,010

CA Pub. Fin. Auth. Rev. Bonds (Henry Mayo Newhall
Memorial Hosp.), 5.00%, 10/15/37	BBB–	1,000,000	1,070,380

CA School Fac. Fin. Auth. Rev. Bonds (Alliance
College-Ready Pub. Schools), Ser. C, 5.00%, 7/1/31	BBB	1,425,000	1,522,100

CA School Fac. Fin. Auth. 144A Rev. Bonds (Alliance
College-Ready Pub. Schools), Ser. A

5.00%, 7/1/36	BBB	1,250,000	1,303,725

5.00%, 7/1/31	BBB	1,830,000	1,954,696

CA School Fin. Auth. Rev. Bonds (Kipp LA Projects),
Ser. A, 5.125%, 7/1/44	BBB–	1,000,000	1,034,980

CA State G.O. Bonds

6.50%, 4/1/33	Aa3	20,000,000	22,127,184

5.75%, 4/1/31	Aa3	21,000,000	22,942,080

5.25%, 4/1/35	Aa3	10,000,000	11,388,000

5.00%, 8/1/45	Aa3	4,000,000	4,500,440

5.00%, 3/1/45	Aa3	4,165,000	4,663,259

5.00%, 10/1/44	Aa3	13,905,000	15,668,432

5.00%, 12/1/43	Aa3	1,500,000	1,679,715

5.00%, 11/1/43	Aa3	4,145,000	4,636,058

5.00%, 8/1/37	Aa3	6,930,000	7,898,329

5.00%, 4/1/37	Aa3	2,000,000	2,235,200

5.00%, 8/1/36	Aa3	6,280,000	7,162,905

CA State G.O. Bonds, 4.00%, 9/1/37	Aa3	6,480,000	6,669,410

CA State VRDN, 0.68s, 5/1/33	VMIG1	4,250,000	4,250,000

CA State Dept. of Wtr. Resources Rev. Bonds (Central
Valley Wtr. Syst.), Ser. AW, 5.00%, 12/1/33	AAA	4,500,000	5,332,365

California Tax Exempt Income Fund 17

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

California cont.

CA State Edl. Fac. Auth. Rev. Bonds

(CA Lutheran U.), 5.75%, 10/1/38	Baa1	$5,000,000	$5,293,400

(Pacific U.), 5.50%, 11/1/39 (Prerefunded 11/1/19)	AAA/P	100,000	110,885

(U. of the Pacific), 5.50%, 11/1/39	A2	1,085,000	1,188,032

(U. of the Pacific), U.S. Govt. Coll., 5.50%, 11/1/39
(Prerefunded 11/1/19)	AAA/P	65,000	72,075

(CA College of Arts), 5.25%, 6/1/30	Baa2	1,360,000	1,505,792

(U. of the Pacific), 5.25%, 11/1/29	A2	1,265,000	1,380,887

(Loyola-Marymount U.), Ser. A, 5.125%, 10/1/40	A2	2,955,000	3,178,871

(Pepperdine U.), 5.00%, 10/1/49	AA	2,000,000	2,267,580

(Pepperdine U.), 5.00%, 9/1/45	AA	1,000,000	1,130,140

(Santa Clara U.), 5.00%, 4/1/45	Aa3	2,500,000	2,781,475

(Pepperdine U.), 5.00%, 12/1/44	AA	2,000,000	2,249,860

(Pepperdine U.), 5.00%, 10/1/41	AA	1,500,000	1,714,500

(U. of Redlands), Ser. A, 5.00%, 10/1/38	A3	500,000	552,540

(U. of Redlands), Ser. A, 5.00%, 10/1/37	A3	425,000	471,036

(U. of the Pacific), 5.00%, 11/1/36	A2	500,000	560,625

(U. of Redlands), Ser. A, 5.00%, 10/1/36	A3	750,000	832,455

(U. of Redlands), Ser. A, 5.00%, 10/1/35	A3	1,000,000	1,118,310

(Chapman U.), 5.00%, 4/1/31	A2	2,425,000	2,690,780

(Loyola-Marymount U.), Ser. A, NATL,
zero %, 10/1/28	A2	355,000	235,880

CA State Edl. Fac. Auth. Rev. Bonds
(Occidental College)

5.00%, 10/1/45	Aa3	425,000	475,439

5.00%, 10/1/38	Aa3	595,000	671,701

5.00%, 10/1/35	Aa3	500,000	570,030

5.00%, 10/1/34	Aa3	960,000	1,102,166

CA State Hlth. Fac. Fin. Auth. Rev. Bonds

(Sutter Hlth.), Ser. B, 5.00%, 11/15/46	Aa3	5,000,000	5,530,050

(Sutter Hlth.), Ser. A, 5.00%, 11/15/41	Aa3	5,500,000	6,082,725

(Cedars Sinai Med. Ctr.), Ser. B, 5.00%, 8/15/35	Aa3	5,000,000	5,666,650

(Providence St. Joseph Hlth.), Ser. A,
5.00%, 10/1/30	Aa3	1,550,000	1,794,637

(Providence St. Joseph Hlth.), Ser. A,
5.00%, 10/1/29	Aa3	800,000	932,712

(Providence St. Joseph Hlth.), Ser. A,
4.00%, 10/1/35	Aa3	1,000,000	1,024,620

CA State Infrastructure & Econ. Dev.
Bank Rev. Bonds

(Academy Motion Picture Arts & Sciences Oblig.
Group), 5.00%, 11/1/41	Aa2	1,000,000	1,127,370

(J. David Gladstone Inst.), Ser. A, 5.00%, 10/1/31	A–	4,000,000	4,478,040

(CA Science Ctr. Phase II), 5.00%, 5/1/31	A	1,000,000	1,147,380

(CA Science Ctr. Phase II), 5.00%, 5/1/30	A	1,170,000	1,351,830

(Indpt. Syst. Operator Corp.), 5.00%, 2/1/30	A1	7,000,000	7,922,250

(CA Science Ctr. Phase II), 5.00%, 5/1/29	A	750,000	873,308

(CA Science Ctr. Phase II), 5.00%, 5/1/28	A	1,200,000	1,409,292

18 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

California cont.

CA State Infrastructure & Econ. Dev. Bank Rev.
Bonds (Walt Disney Family Museum)

5.00%, 2/1/31	A1	$250,000	$287,450

5.00%, 2/1/30	A1	250,000	289,755

5.00%, 2/1/29	A1	270,000	315,908

CA State Infrastructure & Econ. Dev. Bank VRDN (Los
Angeles Museum), Ser. A, 0 3/4s, 9/1/37	VMIG1	3,295,000	3,295,000

CA State Muni. Fin. Auth Mobile Home Park Rev.
Bonds (Caritas Affordable Hsg., Inc.), Ser. A,
5.00%, 8/15/30	BBB	1,000,000	1,097,240

CA State Muni. Fin. Auth. Student Hsg. Rev. Bonds
(Bowles Hall Foundation), Ser. A, 5.00%, 6/1/35	Baa3	1,270,000	1,347,584

CA State Poll. Control Fin. Auth. Rev. Bonds

(San Jose Wtr. Co.), 5.10%, 6/1/40	A	4,500,000	4,898,475

(Wtr. Furnishing), 5.00%, 11/21/45	Baa3	8,000,000	8,309,120

(San Jose Wtr. Co.), 4.75%, 11/1/46	A	2,250,000	2,375,708

CA State Poll. Control Fin. Auth. Wtr. Fac. Rev. Bonds
(American Wtr. Cap. Corp.), 5.25%, 8/1/40	A	4,000,000	4,417,080

CA State Pub. Wks. Board Rev. Bonds

Ser. I-1, 6.125%, 11/1/29 (Prerefunded 11/1/19)	Aaa	3,000,000	3,382,080

(Dept. of Ed. — Riverside Campus), Ser. B,
6.00%, 4/1/26	A1	2,625,000	2,856,158

Ser. G-1, 5.75%, 10/1/30	A1	9,000,000	9,891,540

Ser. A-1, 5.50%, 3/1/25	A1	2,500,000	2,776,450

Ser. B, 5.00%, 10/1/39	A1	1,500,000	1,679,595

(Various Cap.), Ser. I, 5.00%, 11/1/38	A1	1,880,000	2,099,170

(Dept. of Corrections-State Prisons), Ser. A,
AMBAC, 5.00%, 12/1/19	A1	4,565,000	4,877,200

CA State Tobacco Securitization Agcy. Rev. Bonds
(Kern Cnty. Tobacco Funding Corp.), 5.00%, 6/1/40	BBB/P	5,000,000	5,605,300

CA State U. Rev. Bonds

(Systemwide), Ser. A, 5.00%, 11/1/45	Aa2	1,500,000	1,701,000

Ser. A, 5.00%, 11/1/38	Aa2	2,250,000	2,560,523

(Systemwide), Ser. A, 5.00%, 11/1/38	Aa2	5,000,000	5,769,600

Ser. A, 5.00%, 11/1/35	Aa2	4,500,000	5,118,570

(Systemwide), Ser. A, 4.00%, 11/1/31	Aa2	5,000,000	5,347,450

CA Statewide Cmnty. Dev. Auth. COP (The Internext
Group), 5 3/8s, 4/1/30	BBB+	4,120,000	4,124,491

CA Statewide Cmnty. Dev. Auth. Rev. Bonds

(Sr. Living — Presbyterian Homes),
7.25%, 11/15/41	BBB–	6,000,000	6,698,100

(Sutter Hlth.), Ser. A, 6.00%, 8/15/42	Aa3	5,000,000	5,678,300

(American Baptist Homes West), 5.75%, 10/1/25	BBB+/F	950,000	1,031,244

(Catholic Hlth. Care West), Ser. A, 5.50%, 7/1/30
(Prerefunded 7/1/17)	A3	3,745,000	3,787,244

(899 Charleston, LLC), Ser. A, 5.375%, 11/1/49	BB/P	1,000,000	1,030,350

(Sutter Hlth.), Ser. B, 5.25%, 11/15/48	Aa3	2,000,000	2,079,580

(899 Charleston, LLC), Ser. A, 5.25%, 11/1/44	BB/P	300,000	307,710

(John Muir Hlth.), Ser. A, 5.00%, 8/15/51	A1	1,000,000	1,093,740

(John Muir Hlth.), Ser. A, 5.00%, 8/15/46	A1	1,365,000	1,500,858

California Tax Exempt Income Fund 19

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

California cont.

CA Statewide Cmnty. Dev. Auth. Rev. Bonds

(American Baptist Homes of the West),
5.00%, 10/1/45	BBB+/F	$2,550,000	$2,681,376

AGM, 5.00%, 11/15/44	AA	5,195,000	5,788,633

(American Baptist Homes of the West),
5.00%, 10/1/43	BBB+/F	1,190,000	1,251,118

(Episcopal Cmntys. and Svcs.), 5.00%, 5/15/42	A–/F	3,250,000	3,449,648

(Culinary Institute of America (The)), Ser. B,
5.00%, 7/1/41	Baa2	380,000	406,060

(Enloe Med. Ctr.), 5.00%, 8/15/38	AA–	2,750,000	3,093,063

(Enloe Med. Ctr.), 5.00%, 8/15/35	AA–	1,580,000	1,791,341

(Episcopal Cmntys. and Svcs.), 5.00%, 5/15/32	A–/F	600,000	645,840

(Terraces at San Joaquin Gardens), Ser. A,
5.00%, 10/1/22	BB/P	3,150,000	3,371,099

(Cmnty. Fac. Dist. No. 1-Zone 1B), zero %, 9/1/20	BB/P	500,000	426,980

CA Statewide Cmnty. Dev. Auth. 144A Rev. Bonds

(American Baptist Homes West), 6.25%, 10/1/39	BBB+/F	4,500,000	4,880,880

(Front Porch Cmntys. & Svcs.), Ser. A,
5.125%, 4/1/37	BBB+	9,500,000	9,506,650

CA Statewide Cmnty. Dev. Auth. Student Hsg. Rev.
Bonds (CHF-Irvine, LLC), 5.00%, 5/15/40	Baa1	2,000,000	2,170,460

CA Statewide Fin. Auth. Tobacco Settlement Rev.
Bonds, Class B, 5.625%, 5/1/29	Baa2	2,015,000	2,060,902

Carlsbad, Unified School Dist. G.O. Bonds, FGIC,
NATL, zero %, 11/1/21	Aa2	2,250,000	2,065,500

Castaic Lake, Wtr. Agcy. COP (Water Syst. Impt.),
AMBAC, zero %, 8/1/27	AA+	10,000,000	7,213,100

Centinela Valley, Union High School Dist. G.O.
Bonds, Ser. C, AGM, 4.00%, 8/1/34	AA	5,000,000	5,213,400

Cerritos, G.O. Bonds (Cerritos Cmnty. College Dist.),
Ser. A, 5.00%, 8/1/39	Aa2	9,275,000	10,518,499

Chula Vista, Indl. Dev. Rev. Bonds (San Diego Gas)

Ser. C, 5.875%, 2/15/34	Aa2	2,600,000	2,842,060

Ser. D, 5.875%, 1/1/34	Aa2	5,000,000	5,465,500

Chula Vista, Muni. Fin. Auth. Special Tax Bonds

5.50%, 9/1/30	BBB+	740,000	857,342

5.50%, 9/1/29	BBB+	2,165,000	2,517,960

Clovis, Unified School Dist. G.O. Bonds (Election
2012), Ser. D, 5.00%, 8/1/37	Aa2	3,000,000	3,429,360

Coast, Cmnty. College Dist. G.O. Bonds

(Election 2012), Ser. A, 5.00%, 8/1/38	Aa1	7,000,000	7,873,390

NATL, zero %, 8/1/22	Aa1	1,280,000	1,137,498

NATL, zero %, 8/1/21	Aa1	4,500,000	4,137,975

Commerce, Redev. Agcy. Tax Alloc. Bonds (Redev.
Area 1), U.S. Govt. Coll., zero %, 8/1/21 (Escrowed
to maturity)	AAA/P	14,410,000	11,772,394

Contra Costa, Home Mtge. Fin. Auth. Rev. Bonds,
Ser. G, NATL, zero %, 9/1/17 (Escrowed to maturity)	Aaa	1,425,000	1,420,853

20 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

California cont.

Corona-Norco, School Dist. Pub. Fin. Auth.
Special Tax Bonds

Ser. A, 5.00%, 9/1/35	A–	$585,000	$643,401

Ser. A, 5.00%, 9/1/32	A–	1,125,000	1,244,846

(Sr. Lien), Ser. A, 5.00%, 9/1/28	A–	275,000	308,019

Corona-Norco, Unified School Dist. Special Tax
Bonds (Cmnty. Fac. Dist. No. 98-1), 5.00%, 9/1/28	A–	1,590,000	1,793,774

Desert Cmnty. College Dist. G.O. Bonds,
5.00%, 8/1/36	Aa2	1,000,000	1,140,660

Eastern CA Muni. Waste Wtr. Dist. Rev. Bonds, Ser. A,
5.00%, 7/1/45	AA	2,740,000	3,117,572

El Dorado, Irrigation Dist. Rev. Bonds, Ser. C,
4.00%, 3/1/34	Aa3	1,500,000	1,554,600

Emeryville, Redev. Successor Agcy. Tax Alloc.
Bonds, Ser. A, AGM

5.00%, 9/1/34	AA	500,000	564,535

5.00%, 9/1/33	AA	385,000	436,875

5.00%, 9/1/32	AA	450,000	513,203

5.00%, 9/1/31	AA	590,000	676,252

5.00%, 9/1/30	AA	815,000	938,856

Folsom Cordova, Unified School Dist. G.O. Bonds
(School Fac. Impt. Dist. No. 1), Ser. A, NATL,
zero %, 10/1/25	Aa3	1,505,000	1,166,887

Fontana, Cmnty. Facs. Special Tax Bonds (Sierra
Hills School Dist. No. 22)

5.00%, 9/1/34	BBB/P	1,000,000	1,079,470

5.00%, 9/1/31	BBB/P	880,000	953,480

Foothill/Eastern Corridor Agcy. Rev. Bonds, Ser. A,
6.00%, 1/15/53	BBB–	8,000,000	9,150,320

Fullerton, Cmnty. Fac. Dist. No. 1 Special Tax Bonds
(Amerige Heights), 5.00%, 9/1/32	A–	1,000,000	1,121,890

Garden Grove, Unified School Dist. G.O. Bonds (2010
Election), Ser. C

5.00%, 8/1/32	Aa2	2,000,000	2,324,940

5.00%, 8/1/31	Aa2	1,500,000	1,748,505

5.00%, 8/1/30	Aa2	1,000,000	1,168,890

5.00%, 8/1/29	Aa2	500,000	586,060

Golden State Tobacco Securitization
Corp. Rev. Bonds

Ser. A, 5.00%, 6/1/45	A1	10,000,000	11,048,300

Ser. A, 5.00%, 6/1/40	A1	10,940,000	12,144,166

Ser. A-1, 5.00%, 6/1/33	B3	8,000,000	8,000,080

Ser. A-1, 5.00%, 6/1/27	BBB	2,000,000	2,358,720

Ser. A-1, 5.00%, 6/1/26	BBB	1,100,000	1,293,798

Ser. A, AMBAC, zero %, 6/1/24	A1	12,000,000	9,834,960

Grossmont-Cuyamaca, Cmnty. College Dist. G.O.
Bonds (Election 2012), Ser. A, 5.25%, 8/1/38	Aa2	4,000,000	4,641,960

Hartnell Cmnty. College Dist. G.O. Bonds, Ser. A

zero %, 8/1/37	Aa2	3,500,000	1,428,105

zero %, 8/1/36	Aa2	4,750,000	2,037,085

zero %, 8/1/35	Aa2	1,000,000	459,460

California Tax Exempt Income Fund 21

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

California cont.

Hayward, Unified School Dist. G.O. Bonds,
5.00%, 8/1/38	A+	$1,995,000	$2,216,664

Imperial Irrigation Elec. Dist. Rev. Bonds

Ser. A, 6.25%, 11/1/31 (Prerefunded 11/1/20)	AA–	1,000,000	1,171,840

Ser. A, 5.50%, 11/1/41 (Prerefunded 11/1/20)	AA–	9,000,000	10,311,750

Ser. A, 5.125%, 11/1/38 (Prerefunded 11/1/18)	AA–	365,000	388,605

Ser. C, 5.00%, 11/1/37	AA–	1,500,000	1,706,040

Ser. C, 5.00%, 11/1/36	AA–	1,460,000	1,663,013

Inglewood, Redev. Agcy. Successor Tax Allocation
Bonds (Merged Redev.), Ser. A, BAM

5.00%, 5/1/38	AA	250,000	278,003

5.00%, 5/1/34	AA	500,000	561,835

Inland Valley, Dev. Agcy. Successor Tax Alloc. Bonds,
Ser. A, 5.25%, 9/1/37	A–	4,925,000	5,568,747

Irvine, Cmnty. Fac. Dist. No. 13-3 Special Tax Bonds

(Great Park Impt. Area No. 1), 5.00%, 9/1/39	BBB–/P	1,000,000	1,068,140

(Great Park Impt. Area No. 4), 4.00%, 9/1/41	BB–/P	2,500,000	2,446,475

Irvine, Impt. Board Act of 1915 Special Assmt. Bonds

(Ltd. Oblig. Assmt. Dist. No. 13-1), 5.00%, 9/2/29	BBB+	705,000	782,726

(Dist No. 12-1), 5.00%, 9/2/23	BBB+	1,000,000	1,132,740

Irvine, Unified School Dist. Special Tax Bonds, BAM,
5.00%, 9/1/38	AA	2,500,000	2,784,350

Jurupa, Pub. Fin. Auth. Special Tax Bonds, Ser. A

5.00%, 9/1/33	A–	600,000	650,712

5.00%, 9/1/32	A–	2,475,000	2,695,894

Kaweah, Delta Hlth. Care Dist. Rev. Bonds, Ser. B,
5.00%, 6/1/40	A3	1,500,000	1,637,235

La Verne, COP (Brethren Hillcrest Homes),
5.00%, 5/15/29	BBB–/F	635,000	671,970

Lake Elsinore, Pub. Fin. Auth. Local Agcy. Special Tax
Bonds (Canyon Hills Impt. Areas), Ser. A & C

5.00%, 9/1/33	BB+/P	1,105,000	1,184,693

5.00%, 9/1/31	BB+/P	1,045,000	1,130,157

Las Virgenes, Unified School Dist. G.O. Bonds, AGM,
zero %, 11/1/23	Aa1	1,395,000	1,193,339

Long Beach Marina, Rev. Bonds, 5.00%, 5/15/40	BBB/F	1,000,000	1,061,530

Long Beach, Bond Fin. Auth. Rev. Bonds

(Natural Gas Purchase), Ser. A, 5.50%, 11/15/28	Baa1	5,000,000	5,989,550

(Aquarium of the Pacific), 5.00%, 11/1/30	A1	1,000,000	1,128,110

(Aquarium of the Pacific), 5.00%, 11/1/29	A1	1,250,000	1,412,475

Long Beach, Cmnty. College Dist. G.O. Bonds (2008
Election), Ser. B

5.00%, 8/1/39	Aa2	5,000,000	5,619,150

zero %, 8/1/34	Aa2	1,500,000	759,195

zero %, 8/1/33	Aa2	625,000	332,194

Long Beach, Unified School Dist. G.O. Bonds,
Ser. D-1, zero %, 8/1/37	Aa2	1,000,000	425,700

Los Angeles Cnty., Pub. Wks. Fin. Auth. Rev. Bonds,
Ser. A, 5.00%, 12/1/44	AA	1,000,000	1,119,880

22 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

California cont.

Los Angeles Cnty., School Dist. COP (Headquarters
Bldg.), Ser. B

5.00%, 10/1/31	A1	$1,125,000	$1,268,415

5.00%, 10/1/30	A1	1,250,000	1,414,825

Los Angeles Cnty., Pub. Wks. Fin. Auth. Lease Rev.
Bonds, Ser. D, 5.00%, 12/1/45	AA	3,000,000	3,373,920

Los Angeles, Cmnty. College Dist. G.O. Bonds

(Election of 2008), Ser. A, U.S. Govt. Coll., 6.00%,
8/1/33 (Prerefunded 8/1/19)	Aa1	9,000,000	10,010,430

Ser. G, 4.00%, 8/1/34	Aa1	2,610,000	2,741,753

Los Angeles, Cmnty. Fac. Dist. No. 4 Special Tax
Bonds (Playa Vista Phase 1)

5.00%, 9/1/31	BBB+	1,500,000	1,665,240

5.00%, 9/1/30	BBB+	1,500,000	1,673,580

5.00%, 9/1/29	BBB+	1,500,000	1,684,080

Los Angeles, Dept. of Arpt. Rev. Bonds

Ser. D, 5.00%, 5/15/41	AA	4,000,000	4,405,520

(Los Angeles Intl. Arpt.), Ser. A, 5.00%, 5/15/40	AA	5,000,000	5,504,250

(Los Angeles Intl. Arpt.), Ser. D, 5.00%, 5/15/40	AA	11,500,000	12,659,775

Ser. D, 5.00%, 5/15/36	AA	1,375,000	1,522,565

(Sr. Intl. Private Activity), 5.00%, 5/15/35	AA	2,000,000	2,245,600

(Los Angeles Intl. Arpt.), Ser. B, 5.00%, 5/15/32	AA–	1,000,000	1,151,850

(Los Angeles Intl. Arpt.), Ser. B, 5.00%, 5/15/31	AA–	1,190,000	1,375,842

(Los Angeles Intl. Arpt.), 5.00%, 5/15/29	AA	4,225,000	4,774,039

Los Angeles, Dept. of Arpt. Rev. Bonds, Ser. A,
5.00%, 5/15/42	AA–	6,000,000	6,652,260

Los Angeles, Dept. of Wtr. & Pwr. Rev. Bonds

Ser. D, 5.00%, 7/1/44	Aa2	5,000,000	5,608,100

(Pwr. Syst.), Ser. B, 5.00%, 7/1/43	Aa2	1,500,000	1,682,715

Los Angeles, Harbor Dept. Rev. Bonds

FNMA Coll., FHLMC Coll., 7.60%, 10/1/18
(Escrowed to maturity)	AA+	5,075,000	5,378,384

(Green Bond), Ser. C, 4.00%, 8/1/39	Aa2	2,200,000	2,269,080

Los Angeles, Muni. Impt. Corp. Lease Rev. Bonds
(Real Property), Ser. B, 4.00%, 11/1/33	A+	3,480,000	3,566,269

Los Angeles, Unified School Dist. G.O. Bonds

(Election 2008), Ser. A, 5.00%, 7/1/40	Aa2	2,000,000	2,279,020

Ser. D, 5.00%, 1/1/34	Aa2	3,865,000	4,182,162

Ser. F, 5.00%, 7/1/29	Aa2	2,000,000	2,166,440

Los Angeles, Waste Wtr. Syst. Rev. Bonds

(Green Bond), Ser. C, 5.00%, 6/1/45	AA+	2,500,000	2,828,350

Ser. B, 5.00%, 6/1/30	AA	5,000,000	5,712,750

M-S-R Energy Auth. Rev. Bonds, Ser. A,
6.50%, 11/1/39	BBB+	6,000,000	8,226,960

Merced, City School Dist. G.O. Bonds (Election 2014),
5.00%, 8/1/45	Aa3	3,500,000	3,908,170

Merced, Union High School Dist. G.O. Bonds, AGM

zero %, 8/1/44	AA	8,655,000	2,292,623

zero %, 8/1/39	AA	5,005,000	1,745,594

California Tax Exempt Income Fund 23

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

California cont.

Metro. Wtr. Dist. Rev. Bonds (Southern CA Wtr. Wks.),
5.75%, 8/10/18	AAA	$9,050,000	$9,361,773

Modesto, Irrigation Dist. Elec. Rev. Bonds

5.00%, 10/1/34	A+	500,000	570,955

5.00%, 10/1/32	A+	1,340,000	1,545,529

Ser. A, AGM, 5.00%, 7/1/32	AA	800,000	903,984

5.00%, 10/1/31	A+	780,000	905,198

Ser. A, AGM, 5.00%, 7/1/31	AA	1,600,000	1,810,912

Modesto, Irrigation Dist. Fin. Auth. Elec. Syst. Rev.
Bonds, Ser. A, 5.00%, 10/1/40	A+	2,790,000	3,114,589

Mt. San Antonio, Cmnty College Dist. G.O. Bonds
(Election 2008), Ser. A-13, 5.00%, 8/1/34	Aa1	2,000,000	2,302,020

Murrieta Valley, Unified School Dist. G.O. Bonds,
AGM, zero %, 9/1/31	AA	2,000,000	1,157,920

Murrieta, Pub. Fin. Auth. Special Tax Bonds,
5.00%, 9/1/26	BBB–	1,000,000	1,098,570

Napa Valley, Cmnty. College Dist. G.O. Bonds
(Election of 2002), Ser. C, NATL

zero %, 8/1/22	Aa2	5,000	3,892

zero %, 8/1/21	Aa2	6,750,000	5,522,918

zero %, 8/1/21 (Prerefunded 8/1/17)	Aa2	1,825,000	1,493,233

North Natomas, Cmnty. Fac. Special Tax Bonds
(Dist. No. 4), Ser. E, 5.25%, 9/1/33	BBB+	1,500,000	1,645,350

Northern CA Pwr. Agcy. Rev. Bonds (Hydroelec.
Project No. 1), Ser. A

5.00%, 7/1/32	A+	700,000	790,545

5.00%, 7/1/30	A+	1,000,000	1,132,510

Oakland, G.O. Bonds, Ser. A, 5.00%, 1/15/35	Aa2	2,000,000	2,297,520

Oakland, Alameda Cnty. Unified School
Dist. G.O. Bonds

(Election of 2012), 6.625%, 8/1/38	Aa3	1,000,000	1,200,670

(Election of 2006), Ser. A, 6.125%, 8/1/29
(Prerefunded 8/1/19)	Aa3	4,000,000	4,460,520

Ser. A, 5.00%, 8/1/40	Aa3	1,000,000	1,130,560

Ser. A, 5.00%, 8/1/35	Aa3	1,000,000	1,144,700

5.00%, 8/1/31	Aa3	1,000,000	1,171,310

Ser. A, 5.00%, 8/1/31	Aa3	2,350,000	2,752,579

5.00%, 8/1/30	Aa3	1,000,000	1,180,270

Orange Cnty., Cmnty. Fac. Dist. Special Tax Bonds
(Ladera Ranch — No. 04-1), Ser. A

5.00%, 8/15/33	BBB	1,750,000	1,898,330

5.00%, 8/15/32	BBB	1,000,000	1,087,320

Orange Cnty., Sanitation Dist. Waste Wtr. Rev.
Bonds, Ser. A, 5.00%, 2/1/37	AAA	3,190,000	3,676,666

Orange Cnty., Trans. Auth Toll Road Rev. Bonds
(91 Express Lane), 5.00%, 8/15/29	AA–	1,050,000	1,206,797

Orange Cnty., Wtr. Dist. Rev. Bonds, Ser. A,
4.00%, 8/15/41	AAA	2,240,000	2,325,053

24 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

California cont.

Palm Desert, Redev. Agcy. Successor Tax Allocation
Bonds, Ser. A, BAM

5.00%, 10/1/30	AA	$350,000	$406,098

5.00%, 10/1/29	AA	825,000	962,627

5.00%, 10/1/27	AA	600,000	712,026

Peralta Cmnty. College Dist. G.O. Bonds, Ser. A

5.00%, 8/1/34	Aa3	1,000,000	1,146,290

5.00%, 8/1/32	Aa3	2,000,000	2,318,120

Pico Rivera, Pub. Fin. Auth. Lease Rev. Bonds

5.75%, 9/1/39 (Prerefunded 9/1/19)	AA–	6,000,000	6,651,420

5.50%, 9/1/31 (Prerefunded 9/1/19)	AA–	1,000,000	1,102,650

NATL, 5.25%, 9/1/32	AA–	1,000,000	1,170,660

NATL, 5.25%, 9/1/30	AA–	1,295,000	1,536,880

Port of Oakland, Rev. Bonds, Ser. P

5.00%, 5/1/33	A+	1,860,000	2,048,511

5.00%, 5/1/31	A+	1,000,000	1,106,320

Poway, Unified School Dist. G.O. Bonds (Election
of 2008), zero %, 8/1/29	Aa3	11,350,000	7,294,645

Poway, Unified School Dist. Pub. Fin. Auth.
Special Tax Bonds

5.00%, 9/15/32	BBB	495,000	544,990

5.00%, 9/15/28	BBB	1,105,000	1,223,368

Rancho Cordova, Cmnty. Fac. Dist.
Special Tax Bonds

(Sunridge Anatolia), Ser. 03-1, 5.00%, 9/1/32	BBB–/P	1,250,000	1,325,450

(Sunridge Anatolia No. 03-1), 4.00%, 9/1/27	BBB–/P	425,000	451,707

Redding, Elec. Syst. Rev. Bonds, NATL, 6.368%,
7/1/22 (Escrowed to maturity)	AA–	2,645,000	2,975,334

Redwood City, Redev. Agcy., Tax Alloc. Bonds
(Redev. Area 2-A), AMBAC, zero %, 7/15/22	A–	3,230,000	2,802,219

Regents of the U. of CA Med. Ctr. (The) Rev. Bonds,
Ser. L, 5.00%, 5/15/41	Aa3	2,000,000	2,252,180

Ripon, Redev. Agcy. Tax Alloc. Bonds (Cmnty.
Redev.), NATL, 4.75%, 11/1/36	A3	1,395,000	1,399,645

Riverside Cnty., Trans. Comm. Toll Rev. Bonds,
Ser. A, 5.75%, 6/1/44	BBB–	750,000	836,528

Rocklin, Special Tax Bonds, 5.00%, 9/1/35	BB/P	3,500,000	3,804,920

Rohnert Pk., Cmnty. Dev. Agcy. Tax Alloc. Bonds
(Rohnert Redev.), NATL, zero %, 8/1/25	AA–	1,340,000	1,025,515

Roseville, Special Tax Bonds (Westpark Cmnty. Pub.
Fac. Dist. No. 1)

5.00%, 9/1/37	BBB–/P	1,250,000	1,330,175

5.00%, 9/1/33	BBB–/P	1,000,000	1,070,750

Roseville, Elec. Syst. Fin. Auth. Rev. Bonds

5.00%, 2/1/34	AA–	1,625,000	1,855,506

Ser. A, 5.00%, 2/1/34	AA–	200,000	231,774

5.00%, 2/1/33	AA–	1,455,000	1,668,652

Ser. A, 5.00%, 2/1/33	AA–	250,000	291,560

5.00%, 2/1/32	AA–	500,000	575,925

Ser. A, 5.00%, 2/1/32	AA–	350,000	411,110

Ser. A, 5.00%, 2/1/30	AA–	125,000	149,179

California Tax Exempt Income Fund 25

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

California cont.

Roseville, Elec. Syst. Fin. Auth. Rev. Bonds

Ser. A, 5.00%, 2/1/29	AA–	$100,000	$120,490

5.00%, 2/1/28	AA–	2,895,000	3,363,498

Ser. A, 5.00%, 2/1/28	AA–	150,000	182,330

Sacramento Cnty., Arpt. Syst. Rev. Bonds,
Ser. A, AGM

5.00%, 7/1/28	AA	1,500,000	1,566,060

5.00%, 7/1/26	AA	5,000,000	5,225,900

5.00%, 7/1/25	AA	3,990,000	4,170,787

Sacramento, Area Flood Control Agcy. Special
Assmt. Bonds (Cons. Cap. Assmt. Dist. No. 2), Ser. A

5.00%, 10/1/31	AA	2,000,000	2,353,480

5.00%, 10/1/30	AA	1,660,000	1,967,034

Sacramento, City Fin. Auth. Tax Alloc. Bonds,
Ser. A, FGIC, NATL

zero %, 12/1/23	AA–	10,000,000	8,316,000

zero %, 12/1/22	AA–	7,500,000	6,487,800

Sacramento, Muni. Util. Dist. Rev. Bonds

Ser. Y, 5.00%, 8/15/32	Aa3	1,500,000	1,721,070

Ser. B, 5.00%, 8/15/31	Aa3	2,905,000	3,370,323

Ser. Y, 5.00%, 8/15/31	Aa3	500,000	575,060

Ser. X, U.S. Govt. Coll., 5.00%, 8/15/28
(Prerefunded 8/15/21)	AAA/P	420,000	482,017

Sacramento, Muni. Util. Dist. Elec. Rev. Bonds,
Ser. K, AMBAC, 5.25%, 7/1/24	Aa3	11,520,000	13,631,501

Sacramento, Regl. Trans. Dist. Rev. Bonds (Farebox)

5.00%, 3/1/42	A3	1,805,000	1,964,345

U.S. Govt. Coll., 5.00%, 3/1/42
(Prerefunded 9/1/20)	AA/P	1,085,000	1,217,142

San Bernardino Cnty., Special Tax Bonds,
5.00%, 9/1/33	BBB–/P	2,500,000	2,710,450

San Bernardino, Cmnty. College Dist. G.O. Bonds
(Election of 2008), Ser. D, 5.00%, 8/1/45	Aa2	1,500,000	1,689,990

San Diego Cmnty. Fac. Dist. No. 3 Special Tax Bonds,
5.00%, 9/1/36	BBB/P	980,000	1,033,047

San Diego Cnty., Regl. Arpt. Auth. Rev. Bonds, Ser. B,
5.00%, 7/1/38	A1	2,000,000	2,159,740

San Diego Cnty., Wtr. Auth. Rev. Bonds, Ser. B

5.00%, 5/1/38	AAA	10,000,000	11,535,100

5.00%, 5/1/36	AAA	5,000,000	5,784,700

5.00%, 5/1/35	AAA	4,000,000	4,641,520

San Diego, Cmnty College Dist. G.O. Bonds

5.00%, 8/1/41	Aaa	1,500,000	1,729,140

4.00%, 8/1/41	Aaa	2,345,000	2,429,912

San Diego, Pub. Fac. Fin. Auth. Rev. Bonds

Ser. A, 5.25%, 3/1/40	Aa3	1,000,000	1,105,420

Ser. A, 5.25%, 9/1/35	Aa3	1,500,000	1,662,300

Ser. A, 5.25%, 3/1/25	Aa3	6,065,000	6,780,791

(Cap. Impt.), Ser. A, 5.00%, 10/15/35	AA–	500,000	563,915

(Ballpark), 5.00%, 10/15/27	AA–	2,000,000	2,358,300

Ser. A, 5.00%, 9/1/26	Aa3	6,265,000	6,935,230

26 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

California cont.

San Diego, Pub. Fac. Fin. Auth. Tax Alloc. Bonds
(Southcrest), Ser. B, Radian Insd., 5.125%, 10/1/22
(Prerefunded 10/1/17)	AA	$1,000,000	$1,021,110

San Diego, Pub. Fac. Fin. Auth. Swr. Rev. Bonds,
Ser. A, 5.25%, 5/15/29 (Prerefunded 5/15/20)	AA+	1,245,000	1,395,259

San Diego, Pub. Fac. Fin. Auth. Wtr. Rev. Bonds,
Ser. B, 5.00%, 8/1/37	Aa3	3,000,000	3,455,670

San Diego, Unified School Dist. G.O. Bonds (Election
of 2008), Ser. C, zero %, 7/1/44	Aa2	10,000,000	3,292,800

San Francisco City & Cnty. Arpt. Comm. Intl.
Arpt. Rev. Bonds

Ser. A, 5.25%, 5/1/33	A1	4,000,000	4,460,880

(San Francisco Intl. Arpt.), Ser. 2, 5.00%, 5/1/41	A1	5,000,000	5,545,750

San Francisco City & Cnty., G.O. Bonds, Ser. A,
4.00%, 6/15/33	Aa1	3,550,000	3,728,743

San Francisco City & Cnty., Rev. Bonds (Pub. Util.
Comm.), 4.00%, 11/1/39	Aa3	5,000,000	5,152,450

San Francisco City & Cnty., Intl. Arpt. Comm. Rev.
Bonds, Ser. B, 5.00%, 5/1/43	A1	3,280,000	3,639,685

San Francisco City & Cnty., Redev. Agcy. Cmnty.
Successor Special Tax Bonds (No. 6 Mission Bay
South Pub. Impts.), Ser. A, 5.00%, 8/1/31	BBB/P	1,140,000	1,226,344

San Francisco, City & Cnty. Arpt. Comm. Rev. Bonds
(Intl. Arpt.)

Ser. F, 5.00%, 5/1/40	A1	4,750,000	5,179,923

Ser. G, 5.00%, 5/1/40	A1	4,400,000	4,798,244

San Francisco, City & Cnty. Redev. Fin. Auth. Tax
Alloc. Bonds (Mission Bay South Redev.), Ser. D,
6.625%, 8/1/39 (Prerefunded 8/1/19)	BBB+	1,250,000	1,406,663

San Francisco, City & Cnty., Redev. Agcy. Cmnty.
Successor Tax Alloc. Bonds (Mission Bay South
Redev.), Ser. A, 5.00%, 8/1/43	A–	1,750,000	1,932,455

San Francisco, City & Cnty., Redev. Agcy. Cmnty.
Successor Tax Allocation Bonds

(Mission Bay South Redev.), Ser. B, NATL,
5.00%, 8/1/43	AA–	1,100,000	1,233,012

(Mission Bay North Redev.), Ser. A, NATL,
5.00%, 8/1/41	AA–	1,285,000	1,446,936

(Mission Bay South Redev.), Ser. C, NATL,
5.00%, 8/1/41	AA–	1,000,000	1,123,470

San Joaquin Cnty., Trans. Auth. Rev. Bonds, Ser. A,
5.50%, 3/1/41	AA	7,000,000	7,941,290

San Joaquin Hills, Trans. Corridor Agcy. Toll Road
Rev. Bonds, Ser. A, 5.00%, 1/15/34	BBB–	7,125,000	7,801,163

San Jose, Redev. Agcy. Tax Alloc. Bonds (Merged
Area Redev.), Ser. B, Radian Insd., 5.00%, 8/1/32	AA	3,935,000	3,944,365

San Marcos, Unified School Dist. G.O. Bonds
(Election 2010), Ser. B, zero %, 8/1/51	Aa3	11,425,000	2,364,175

San Mateo Cnty., Cmnty. College G.O. Bonds
(Election of 2005)

Ser. B, NATL, zero %, 9/1/27	Aaa	10,545,000	7,775,145

Ser. A, NATL, zero %, 9/1/26	Aaa	4,000,000	3,076,640

California Tax Exempt Income Fund 27

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

California cont.

Santa Clara Valley, Wtr. Dist. Rev. Bonds, Ser. A,
5.00%, 6/1/46	Aa1	$1,500,000	$1,714,845

Santa Clara, Elec. Rev. Rev. Bonds, Ser. A,
5.25%, 7/1/32	A+	4,000,000	4,541,400

Santaluz, Cmnty. Fac. Dist. No. 2 Special Tax Bonds
(Impt. Area No. 1), Ser. A

5.25%, 9/1/27 (Prerefunded 9/1/21)	BBB+	3,270,000	3,634,180

5.25%, 9/1/26 (Prerefunded 9/1/21)	BBB+	1,485,000	1,655,641

5.10%, 9/1/30 (Prerefunded 9/1/21)	BBB+	480,000	524,198

Santee, CDC Successor Agcy. Tax Allocation Bonds,
Ser. A, BAM

5.00%, 8/1/32	AA	2,000,000	2,262,260

5.00%, 8/1/31	AA	2,410,000	2,742,580

5.00%, 8/1/30	AA	2,440,000	2,793,605

Saugus, Unified School Dist. G.O. Bonds, FGIC,
NATL, zero %, 8/1/24	Aa2	1,210,000	1,001,469

School Fin. Fac. Auth. 144A Rev. Bonds (Kipp
LA Projects), Ser. A, 5.00%, 7/1/45	BBB–	1,500,000	1,531,365

South Orange Cnty., Pub. Fin. Auth. Special Tax
Bonds, Ser. A

5.00%, 8/15/32	BBB+	1,000,000	1,088,180

5.00%, 8/15/30	BBB+	1,130,000	1,237,158

South Western Cmnty. College Dist. G.O. Bonds
(Election 2008), Ser. D

5.00%, 8/1/44	Aa2	4,000,000	4,500,440

zero %, 8/1/37	Aa2	3,100,000	1,252,276

Southern CA Pub. Pwr. Auth. Rev. Bonds

(Natural Gas No. 1), Ser. A, 5.25%, 11/1/24	A3	2,850,000	3,277,244

(Natural Gas), Ser. A, 5.25%, 11/1/21	A3	1,500,000	1,684,050

Ser. A, 5.00%, 7/1/40	AA–	6,860,000	7,466,081

Southwestern Cmnty. College Dist. G.O. Bonds
(Election of 2008), Ser. C, zero %, 8/1/46	Aa2	10,000,000	2,801,500

Stockton, Pub. Fin. Auth. Special Tax Bonds, Ser. A,
BAM, 4.00%, 9/2/27	AA	570,000	617,384

Stockton, Pub. Wtr. Fin. Auth. Rev. Bonds (Delta Wtr.
Supply), Ser. A

6.25%, 10/1/40	A	1,250,000	1,512,513

6.25%, 10/1/38	A	2,235,000	2,719,213

6.125%, 10/1/35	A	750,000	914,430

Stockton, Unified School Dist. G.O. Bonds (Election
2012), Ser. A, AGM, 5.00%, 8/1/38	AA	1,000,000	1,117,320

Sunnyvale, Cmnty. Fac. Dist. Special Tax Bonds,
7.65%, 8/1/21	B+/P	2,675,000	2,682,356

Sweetwater, G.O. Bonds (Union High School Dist.),
5.00%, 8/1/35	A1	2,330,000	2,648,138

Tobacco Securitization Auth. of Southern
CA Rev. Bonds

Class A1-SNR, 5.125%, 6/1/46	B+	5,000,000	4,973,400

Ser. A1-SNR, 5.00%, 6/1/37	BB+	2,000,000	2,000,020

28 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

California cont.

Tracy, Operational Partnership, Joint Powers Auth.
Lease Rev. Bonds, AGC

6.375%, 10/1/38	AA	$2,200,000	$2,355,980

6.25%, 10/1/33	AA	3,000,000	3,215,490

Turlock, Irrigation Dist. Rev. Bonds, Ser. A, 5.00%,
1/1/40 (Prerefunded 1/1/20)	AA–	7,640,000	8,426,309

Tustin Cmnty., Fac. Dist. Special Tax Bonds
(No. 06-1 Legacy Columbus Villages), Ser. A,
5.00%, 9/1/37	BBB+	2,100,000	2,275,077

Twin Rivers, Unified School Dist. G.O. Bonds, Ser. A,
BAM, 5.00%, 8/1/40	AA	2,000,000	2,206,100

U. of CA Rev. Bonds

Ser. O, FHL Banks Coll., U.S. Govt. Coll., 5.25%,
5/15/39 (Prerefunded 5/15/19)	AAA/P	1,620,000	1,759,887

Ser. AR, 5.00%, 5/15/35	Aa2	2,670,000	3,083,663

Ser. K, 4.00%, 5/15/46	Aa3	3,000,000	3,059,670

Union, G.O. Bonds, Ser. A, 5.00%, 9/1/44	Aa1	1,890,000	2,135,284

Ventura Cnty., COP (Pub. Fin. Auth. III)

5.75%, 8/15/29 (Prerefunded 8/15/19)	AA+	1,500,000	1,662,480

5.75%, 8/15/28 (Prerefunded 8/15/19)	AA+	1,745,000	1,934,018

Yucaipa Special Tax Bonds (Cmnty. Fac. Dist. No.
98-1 Chapman Heights), 5.375%, 9/1/30	BBB+	2,350,000	2,586,810

			1,222,211,068

Delaware (0.2%)

DE State Hlth. Fac. Auth. VRDN (Christiana Care),
Ser. A, 0.96%, 10/1/38	VMIG1	3,000,000	3,000,000

			3,000,000

Guam (0.3%)

Territory of GU, Govt. Wtr. Wks. Auth. Wtr. & Waste
Wtr. Syst. Rev. Bonds, 5.625%, 7/1/40	A–	2,450,000	2,608,736

Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A, AGM,
5.00%, 10/1/30	AA	1,000,000	1,096,540

			3,705,276

Mississippi (0.7%)

MS State Bus. Fin. Commission Gulf Opportunity
Zone VRDN (Chevron USA, Inc.)

Ser. E, 0.91%, 12/1/30	VMIG1	4,000,000	4,000,000

Ser. A, 0.88%, 12/1/30	VMIG1	1,720,000	1,720,000

Ser. C, 0.88%, 12/1/30	VMIG1	3,250,000	3,250,000

			8,970,000

Oklahoma (0.5%)

OK State Tpk. Auth. VRDN, Ser. F, 0.95%, 1/1/28	VMIG1	5,950,000	5,950,000

			5,950,000

Puerto Rico (0.3%)

Children’s Trust Fund Tobacco Settlement (The)
Rev. Bonds, 5.625%, 5/15/43	Ba2	3,350,000	3,354,556

			3,354,556

Texas (0.7%)

Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN (The
Methodist Hosp.), Ser. C-1, 0.96%, 12/1/24	A-1+	8,600,000	8,600,000

			8,600,000

California Tax Exempt Income Fund 29

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value

Virgin Islands (0.1%)

VI Pub. Fin. Auth. Rev. Bonds, Ser. A, 5.00%, 10/1/25	B	$2,000,000	$1,735,000

			1,735,000

TOTAL INVESTMENTS

Total investments (cost $1,185,018,616)			$1,257,525,900

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2016 through March 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,279,830,737.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Local debt	16.4%

Utilities	14.3

State debt	14.1

Transportation	10.6

Health care	10.3

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$1,257,525,900	$—

Totals by level	$—	$1,257,525,900	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

30 California Tax Exempt Income Fund

Statement of assets and liabilities 3/31/17 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,185,018,616)	$1,257,525,900

Cash	14,347,293

Interest and other receivables	16,030,648

Receivable for shares of the fund sold	509,109

Receivable for investments sold	1,369,059

Receivable for custodian fees (Note 2)	2,778

Prepaid assets	11,433

Total assets	1,289,796,220

LIABILITIES

Payable for investments purchased	4,991,357

Payable for shares of the fund repurchased	2,538,842

Payable for compensation of Manager (Note 2)	472,068

Payable for investor servicing fees (Note 2)	113,298

Payable for Trustee compensation and expenses (Note 2)	512,695

Payable for administrative services (Note 2)	5,101

Payable for distribution fees (Note 2)	659,874

Distributions payable to shareholders	545,486

Other accrued expenses	126,762

Total liabilities	9,965,483

Net assets	$1,279,830,737

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,234,486,044

Undistributed net investment income (Note 1)	5,375,906

Accumulated net realized loss on investments (Note 1)	(32,538,497)

Net unrealized appreciation of investments	72,507,284

Total — Representing net assets applicable to capital shares outstanding	$1,279,830,737

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,141,475,946 divided by 142,387,420 shares)	$8.02

Offering price per class A share (100/96.00 of $8.02)*	$8.35

Net asset value and offering price per class B share ($4,298,221 divided by 536,736 shares)**	$8.01

Net asset value and offering price per class C share ($52,931,844 divided by 6,563,951 shares)**	$8.06

Net asset value and redemption price per class M share ($3,816,557 divided by 477,413 shares)	$7.99

Offering price per class M share (100/96.75 of $7.99)†	$8.26

Net asset value, offering price and redemption price per class Y share
($77,308,169 divided by 9,616,455 shares)	$8.04

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

California Tax Exempt Income Fund 31

Statement of operations Six months ended 3/31/17 (Unaudited)

INVESTMENT INCOME

Interest income	$26,531,827

Total investment income	26,531,827

EXPENSES

Compensation of Manager (Note 2)	2,860,796

Investor servicing fees (Note 2)	346,990

Custodian fees (Note 2)	8,040

Trustee compensation and expenses (Note 2)	34,297

Distribution fees (Note 2)	1,570,811

Administrative services (Note 2)	23,120

Other	158,831

Total expenses	5,002,885

Expense reduction (Note 2)	(14,280)

Net expenses	4,988,605

Net investment income	21,543,222

Net realized gain on investments (Notes 1 and 3)	8,697,814

Net unrealized depreciation of investments during the period	(70,245,678)

Net loss on investments	(61,547,864)

Net decrease in net assets resulting from operations	$(40,004,642)

The accompanying notes are an integral part of these financial statements.

32 California Tax Exempt Income Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 3/31/17*	Year ended 9/30/16

Operations

Net investment income	$21,543,222	$46,687,948

Net realized gain on investments	8,697,814	11,442,585

Net unrealized appreciation (depreciation) of investments	(70,245,678)	22,200,673

Net increase (decrease) in net assets resulting
from operations	(40,004,642)	80,331,206

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(1,143,824)	(980,978)

Class B	(4,494)	(4,205)

Class C	(54,313)	(39,045)

Class M	(3,747)	(2,338)

Class Y	(72,603)	(48,678)

From tax-exempt net investment income
Class A	(19,160,067)	(42,046,542)

Class B	(60,556)	(142,611)

Class C	(691,971)	(1,391,646)

Class M	(56,922)	(96,067)

Class Y	(1,321,892)	(2,382,085)

Increase (decrease) from capital share transactions (Note 4)	(59,725,131)	29,232,940

Total increase (decrease) in net assets	(122,300,162)	62,429,951

NET ASSETS

Beginning of period	1,402,130,899	1,339,700,948

End of period (including undistributed net investment
income of $5,375,906 and $6,403,073, respectively)	$1,279,830,737	$1,402,130,899

* Unaudited.

The accompanying notes are an integral part of these financial statements.

California Tax Exempt Income Fund 33

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA

											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments	operations	income	distributions	end of period	(%)[a]	(in thousands)	net assets (%)[b,c]	net assets (%)[c]	turnover (%)

Class A

March 31, 2017**	$8.39	.14	(.37)	(.23)	(.14)	(.14)	$8.02	(2.74)*	$1,141,476	.37*	1.65*	14*

September 30, 2016	8.19	.29	.20	.49	(.29)	(.29)	8.39	6.08	1,253,683	.75[d]	3.43[d]	16

September 30, 2015	8.23	.31	(.04)	.27	(.31)	(.31)	8.19	3.29	1,226,347.74		3.73	14

September 30, 2014	7.81	.32	.42	.74	(.32)	(.32)	8.23	9.63	1,278,391.74		3.99	11

September 30, 2013	8.34	.33	(.53)	(.20)	(.33)	(.33)	7.81	(2.50)	1,338,414.74		4.03	11

September 30, 2012	7.83	.34	.51	.85	(.34)	(.34)	8.34	11.12	1,591,810.75		4.30	6

Class B

March 31, 2017**	$8.38	.11	(.37)	(.26)	(.11)	(.11)	$8.01	(3.05)*	$4,298	.68*	1.33*	14*

September 30, 2016	8.18	.23	.21	.44	(.24)	(.24)	8.38	5.41	5,059	1.38[d]	2.81[d]	16

September 30, 2015	8.22	.25	(.04)	.21	(.25)	(.25)	8.18	2.64	5,360	1.37	3.10	14

September 30, 2014	7.80	.27	.42	.69	(.27)	(.27)	8.22	8.96	6,364	1.37	3.36	11

September 30, 2013	8.34	.28	(.54)	(.26)	(.28)	(.28)	7.80	(3.24)	7,255	1.37	3.40	11

September 30, 2012	7.83	.29	.51	.80	(.29)	(.29)	8.34	10.42	8,749	1.38	3.67	6

Class C

March 31, 2017**	$8.44	.11	(.38)	(.27)	(.11)	(.11)	$8.06	(3.22)*	$52,932	.76*	1.26*	14*

September 30, 2016	8.23	.22	.21	.43	(.22)	(.22)	8.44	5.33	60,951	1.53[d]	2.64[d]	16

September 30, 2015	8.27	.24	(.04)	.20	(.24)	(.24)	8.23	2.46	46,944	1.52	2.95	14

September 30, 2014	7.85	.25	.42	.67	(.25)	(.25)	8.27	8.73	44,233	1.52	3.21	11

September 30, 2013	8.38	.27	(.53)	(.26)	(.27)	(.27)	7.85	(3.25)	47,175	1.52	3.25	11

September 30, 2012	7.87	.28	.51	.79	(.28)	(.28)	8.38	10.19	56,923	1.53	3.51	6

Class M

March 31, 2017**	$8.37	.13	(.38)	(.25)	(.13)	(.13)	$7.99	(3.00)*	$3,817	.51*	1.51*	14*

September 30, 2016	8.16	.26	.22	.48	(.27)	(.27)	8.37	5.92	3,835	1.03[d]	3.14[d]	16

September 30, 2015	8.20	.28	(.04)	.24	(.28)	(.28)	8.16	3.00	3,033	1.02	3.45	14

September 30, 2014	7.79	.29	.41	.70	(.29)	(.29)	8.20	9.22	2,670	1.02	3.71	11

September 30, 2013	8.32	.31	(.53)	(.22)	(.31)	(.31)	7.79	(2.78)	2,606	1.02	3.75	11

September 30, 2012	7.81	.32	.51	.83	(.32)	(.32)	8.32	10.83	3,341	1.03	4.00	6

Class Y

March 31, 2017**	$8.41	.15	(.37)	(.22)	(.15)	(.15)	$8.04	(2.63)*	$77,308	.26*	1.76*	14*

September 30, 2016	8.21	.30	.21	.51	(.31)	(.31)	8.41	6.29	78,603	.53[d]	3.63[d]	16

September 30, 2015	8.25	.32	(.04)	.28	(.32)	(.32)	8.21	3.50	58,017.52		3.95	14

September 30, 2014	7.83	.33	.42	.75	(.33)	(.33)	8.25	9.85	56,636.52		4.20	11

September 30, 2013	8.36	.35	(.53)	(.18)	(.35)	(.35)	7.83	(2.28)	54,574.52		4.25	11

September 30, 2012	7.85	.36	.51	.87	(.36)	(.36)	8.36	11.30	56,992.53		4.49	6

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34 California Tax Exempt Income Fund	California Tax Exempt Income Fund 35

Financial highlights cont.

* Not annualized.

** Unaudited.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

c Includes interest and fees expense associated with borrowings which amounted to the following (Note 1):

Percentage of average net assets

September 30, 2014	<0.01%

September 30, 2013	<0.01

September 30, 2012	<0.01

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

36 California Tax Exempt Income Fund

Notes to financial statements 3/31/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2016 through March 31, 2017.

Putnam California Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax and California personal income tax as Putnam Management believes to be consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and California personal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, Putnam Management invests so that at least 90% of the fund’s income distributions are exempt from federal income tax and California personal income tax, except during times of adverse market conditions, when more than 10% of the fund’s income distributions could be subject to these taxes. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

California Tax Exempt Income Fund 37

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

38 California Tax Exempt Income Fund

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2016, the fund had a capital loss carryover of $41,367,972 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$9,423,165	N/A	$9,423,165	September 30, 2017

1,872,123	N/A	1,872,123	September 30, 2018

30,072,684	N/A	30,072,684	September 30, 2019

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $1,184,435,893, resulting in gross unrealized appreciation and depreciation of $82,940,333 and $9,850,326, respectively, or net unrealized appreciation of $73,090,007.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,

0.540%	of the next $5 billion,	0.370%	of the next $50 billion,

0.490%	of the next $10 billion,	0.360%	of the next $100 billion and

0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.218% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

California Tax Exempt Income Fund 39

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$309,848	Class M	1,005

Class B	1,214	Class Y	20,097

Class C	14,826	Total	$346,990

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $14,280 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,001, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following class shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

40 California Tax Exempt Income Fund

	Maximum %	Approved %	Amount

Class A	0.35%	*	$1,261,948

Class B	1.00%	0.85%	19,472

Class C	1.00%	1.00%	279,903

Class M	1.00%	0.50%	9,488

Total			$1,570,811

* Equals the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $19,905 and $428 from the sale of class A and class M shares, respectively, and received $265 and $646 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $705 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$176,713,432	$244,896,443

U.S. government securities (Long-term)	—	—

Total	$176,713,432	$244,896,443

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class A	Shares	Amount	Shares	Amount

Shares sold	4,885,357	$39,428,883	14,925,157	$124,387,853

Shares issued in connection with
reinvestment of distributions	1,986,601	15,942,312	4,062,945	33,816,867

	6,871,958	55,371,195	18,988,102	158,204,720

Shares repurchased	(13,905,031)	(111,693,966)	(19,356,462)	(161,059,629)

Net decrease	(7,033,073)	$(56,322,771)	(368,360)	$(2,854,909)

California Tax Exempt Income Fund 41

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class B	Shares	Amount	Shares	Amount

Shares sold	1,608	$12,954	49,285	$409,584

Shares issued in connection with
reinvestment of distributions	7,788	62,419	17,031	141,549

	9,396	75,373	66,316	551,133

Shares repurchased	(76,223)	(613,406)	(118,103)	(980,453)

Net decrease	(66,827)	$(538,033)	(51,787)	$(429,320)

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class C	Shares	Amount	Shares	Amount

Shares sold	291,791	$2,368,014	2,206,944	$18,472,658

Shares issued in connection with
reinvestment of distributions	77,371	624,300	139,289	1,167,037

	369,162	2,992,314	2,346,233	19,639,695

Shares repurchased	(1,027,647)	(8,290,412)	(825,905)	(6,914,569)

Net increase (decrease)	(658,485)	$(5,298,098)	1,520,328	$12,725,126

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class M	Shares	Amount	Shares	Amount

Shares sold	19,265	$158,346	131,616	$1,102,792

Shares issued in connection with
reinvestment of distributions	6,950	55,603	10,511	87,327

	26,215	213,949	142,127	1,190,119

Shares repurchased	(7,101)	(56,681)	(55,319)	(457,174)

Net increase	19,114	$157,268	86,808	$732,945

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	1,901,289	$15,349,822	3,613,123	$30,221,989

Shares issued in connection with
reinvestment of distributions	127,338	1,024,583	207,047	1,729,659

	2,028,627	16,374,405	3,820,170	31,951,648

Shares repurchased	(1,754,841)	(14,097,902)	(1,545,163)	(12,892,550)

Net increase	273,786	$2,276,503	2,275,007	$19,059,098

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund focuses a majority of its investments in the state of California and may be affected by economic and political developments in that state.

42 California Tax Exempt Income Fund

Note 6: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

California Tax Exempt Income Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 California Tax Exempt Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	Catharine Bond Hill	Janet C. Smith
London, England SW1A 1LD	John A. Hill	Vice President,
	Paul L. Joskow	Principal Financial Officer,
Marketing Services	Robert E. Patterson	Principal Accounting Officer,
Putnam Retail Management	George Putnam, III	and Assistant Treasurer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	Manoj P. Singh	Susan G. Malloy
	W. Thomas Stephens	Vice President and
Custodian		Assistant Treasurer
State Street Bank	Officers
and Trust Company	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Legal Counsel		BSA Compliance Officer
Ropes & Gray LLP	Jonathan S. Horwitz
	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
	and Compliance Liaison	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam California Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA045 305783 5/17

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam California Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 26, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 26, 2017